                                                    EXHIBIT 31.3

CERTIFICATIONS

I, John E. Flint, certify that:

1.         I have reviewed this report on Form 10-Q of Gibraltar Steel Corporation;

2.         Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.        Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.        The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and we have:

a)       designed such disclosure controls and procedures or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)       evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and,

c).      disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

5.       The registrant's other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent function):

a)      all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

 b)   any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

         Date:  August 14, 2003

/s/ John E. Flint
John E. Flint
Vice President and Chief Financial Officer

EXHIBIT 99.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO TITLE 18,

UNITED STATES CODE, SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Brian J. Lipke, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge, Gibraltar Steel Corporation's Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2003 fully complies with the requirement of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Gibraltar Steel Corporation.

/s/ Brian J. Lipke
Brian J. Lipke
Chairman and Chief Executive Officer August 14, 2003

A signed original of this written statement required by Section 906, or other document authenticating acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Gibraltar Steel Corporation and will be retained by Gibraltar Steel Corporation and furnished to the Securities and Exchange Commission or its Staff upon request.

EXHIBIT 99.2

CERTIFICATION OF PRESIDENT PURSUANT TO TITLE 18,

UNITED STATES CODE, SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Walter T. Erazmus, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge, Gibraltar Steel Corporation's Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2003 fully complies with the requirement of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Gibraltar Steel Corporation.

/s/ Walter T. Erazmus
Walter T. Erazmus
President August 14, 2003

A signed original of this written statement required by Section 906, or other document authenticating acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Gibraltar Steel Corporation and will be retained by Gibraltar Steel Corporation and furnished to the Securities and Exchange Commission or its Staff upon request.

                                                                           EXHIBIT 99.3

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO TITLE 18,

UNITED STATES CODE, SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, John E. Flint, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge, Gibraltar Steel Corporation's Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2003 fully complies with the requirement of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Gibraltar Steel Corporation.

/s/ John E. Flint
John E. Flint
Chief Financial Officer
August 14, 2003

A signed original of this written statement required by Section 906, or other document authenticating acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Gibraltar Steel Corporation and will be retained by Gibraltar Steel Corporation and furnished to the Securities and Exchange Commission or its Staff upon request.